Table of Contents

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Valion Bio, Inc.

(Name of Registrant as Specified in Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

1305 E. Houston Street, Bldg 1, Suite 311

San Antonio, TX 78205

(888) 276-6888

Valion Bio, Inc.

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON NOVEMBER 12, 2026

Dear Stockholder:

Notice is hereby given that a Special Meeting of Stockholders (the “Special Meeting”) of Valion Bio, Inc., a Delaware corporation (the “Company”), will be held on Thursday, November 12, 2026, at 11:00 a.m. Central Standard Time. We have adopted a virtual format for the Special Meeting to provide a consistent and convenient experience to all stockholders regardless of location. You may attend the Special Meeting virtually via the Internet at www.virtualshareholdermeeting.com/VBIO2026SM2, where you will be able to vote electronically. You may also attend the Special Meeting and submit your vote by proxy ahead of the Special Meeting through the designated website. For further information, please see the Questions and Answers about these Proxy Materials and Voting beginning on page 2 of the accompanying Proxy Statement. The purposes of the Special Meeting are as follows:

1.	To grant discretionary authority to our board of directors (the “Board”) to amend our amended and restated certificate of incorporation to effect a reverse stock split of all of our issued and outstanding shares of common stock at a ratio of not less than 1-for-2 and not greater than 1-for-12, such ratio to be determined by our Board at any time within twelve months from the date that stockholder approval is obtained, without further approval or authorization of our stockholders;

2.	To approve an amendment to our Amended and Restated 2021 Equity Incentive Plan (as amended, the “2021 Plan”), to increase the number of shares of common stock authorized for issuance thereunder by 272,000 shares, pursuant to the terms and conditions of the 2021 Plan;

3.	To consider and vote upon a proposal to authorize our Board, in its discretion, to adjourn the Special Meeting to another place, or a later date or dates, if necessary or appropriate, to solicit additional proxies in favor of the proposals listed above at the time of the Special Meeting.

Our Board has carefully reviewed and considered the foregoing proposals, and has concluded that each proposal above is in the best interests of the Company and its stockholders. Therefore, our Board has approved each proposal and recommends that you vote “FOR” each of Proposals 1, 2 and 3. These proposals are more fully described in the Proxy Statement accompanying this Notice. Action may be taken on any one of the foregoing proposals at the Special Meeting on the date specified above or on any date or dates to which the Special Meeting may be postponed or adjourned.

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Our Board has fixed the close of business on October 15, 2026 (the “Record Date”) as the record date for the determination of the stockholders entitled to notice of, and to vote at, the Special Meeting. Holders of outstanding shares of our Series A Non-Voting Convertible Preferred Stock, shares of our Series B Non-Voting Convertible Preferred Stock, or shares of our Series C Non-Voting Convertible Preferred Stock are not entitled to vote on any of the matters to be presented to our stockholders for approval at the Special Meeting. Accordingly, only stockholders of record at the close of business on that date will be entitled to vote at the Special Meeting. A list of the stockholders of record as of the close of business on the Record Date, will be available for inspection by any of our stockholders for any purpose germane to the Special Meeting during normal business hours at our principal executive offices, located at 1305 E. Houston Street, Bldg. 1, Suite 311, San Antonio, TX 78205, beginning ten days before the Special Meeting through the date of the Special Meeting.

On or about October 16, 2026, we are mailing this Notice, along with the accompanying Proxy Statement and proxy card, to each of our stockholders entitled to notice of and to vote at the Special Meeting. Accompanying this Notice is the Proxy Statement and a proxy card that includes voting instructions. Whether or not you expect to attend the Special Meeting, please read these materials carefully, complete, sign and date the enclosed proxy card and return it promptly, or complete and submit your proxy via phone or the Internet in accordance with the instructions provided on the enclosed proxy card.

We cordially invite you to virtually attend the Special Meeting. Your vote is important, no matter how large or small your holdings in the Company may be. If you do not expect to be present at the Special Meeting virtually, you are urged to promptly complete, date, sign, and return the enclosed proxy card you receive or to submit your vote using another method included in the proxy card you receive in the mail. If you hold your shares beneficially in street name through a nominee, you should follow the instructions you receive from your nominee to vote your shares. Please review the instructions on each of your voting options described in the enclosed Proxy Statement as well as in enclosed proxy card. This will not limit your right to virtually attend or vote at the Special Meeting, but will help to secure a quorum and avoid added solicitation costs. You may revoke your proxy at any time before it has been voted at the Special Meeting.

Even if you plan to attend the virtual Special Meeting, we request that you submit a proxy by following the instructions provided in the enclosed proxy card as soon as possible in order to ensure that your shares will be represented at the Special Meeting if you are unable to attend.

By order of the Board of Directors,

/s/ Melinda Lackey

Melinda Lackey

General Counsel, Senior Vice President, Legal Affairs

San Antonio, Texas

October 16, 2026

IMPORTANT: WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, WE ASK YOU TO VOTE BY TELEPHONE, MAIL, FAX OR ON THE INTERNET USING THE INSTRUCTIONS PROVIDED IN THE ENCLOSED PROXY CARD.

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1305 E. Houston Street, Bldg. 1, Suite 311

San Antonio TX 78205

(888) 276-6888

PROXY STATEMENT

FOR THE SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON NOVEMBER 12, 2026

GENERAL INFORMATION

This proxy statement (this “Proxy Statement”) is furnished in connection with the solicitation of proxies by the board of directors (the “Board”) of Valion Bio, Inc., a Delaware corporation (the “Company,” “Valion,” “we” or “us”), for use at the Special Meeting of Stockholders of the Company (the “Special Meeting”), to be held on Thursday, November 12, 2026, at 11:00 a.m. Central Standard Time. We have adopted a virtual format for our Special Meeting to provide a consistent and convenient experience to all stockholders regardless of location. You may attend the Special Meeting virtually via the Internet at www.virtualshareholdermeeting.com/VBIO2026SM2, where you will be able to vote electronically. You may also attend the Special Meeting and submit your vote by proxy and may submit questions ahead of the Special Meeting through the designated website. For further information, please see the Questions and Answers about these Proxy Materials and Voting beginning on page 2 of this Proxy Statement.

Holders of outstanding shares of our Series A Non-Voting Convertible Preferred Stock (“Series A Preferred”), Series B Non-Voting Convertible Preferred Stock (“Series B Preferred”), or Series C Non-Voting Convertible Preferred Stock (“Series C Preferred” and together with the Series A Preferred and Series B Preferred, the “Preferred Stock”) are not entitled to vote such shares on any of the matters to be presented to our stockholders for approval at the Special Meeting. Accordingly, only stockholders of record of shares of our common stock (“Common Stock”) as of the close of business of October 15, 2026 (the “Record Date”) will be entitled to vote at the Special Meeting.

On or about October 16, 2026, we are mailing this Proxy Statement and the accompanying proxy card to each of our stockholders entitled to notice of and to vote at the Special Meeting. This Proxy Statement and the enclosed proxy card include instructions for how you may vote your shares at the Special Meeting.

This Proxy Statement will also be accessible online on or about October 16, 2026 at: https://valionbio.com/investors/sec-filings.

Only stockholders of record of our Common Stock at the close of business on the Record Date are entitled to notice of, and to vote at, the Special Meeting. At the close of business on the Record Date, there were 2,155,637 shares of our Common Stock, issued and outstanding, which were held by approximately 95 stockholders of record as of such date. Shares of our Common Stock cannot be voted at the Special Meeting unless the holder thereof is present or represented by proxy. The presence at the Special Meeting, virtually or by proxy, of the holders of one-third of the Company’s Common Stock issued and outstanding, as of the close of business on the Record Date, and entitled to vote at the Special Meeting will constitute a quorum for the transaction of business at the Special Meeting and any adjournment or postponement thereof.

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Our Board has selected Melinda Lackey to serve as the holder of proxies for the Special Meeting. The shares of Common Stock represented by each executed and returned proxy will be voted by Ms. Lackey in accordance with the directions indicated on the proxy. If you sign your proxy card without giving specific instructions, Ms. Lackey will vote your shares “FOR” each of the proposals being made at the Special Meeting. The proxy also confers discretionary authority to vote the shares authorized to be voted thereby on any other matter that may be properly presented for action at the Special Meeting; we currently know of no other business to be presented.

Any proxy given may be revoked by the person giving it at any time before it is voted at the Special Meeting. If you have not voted through your broker or other third-party intermediary, there are three ways for you to revoke your proxy and change your vote. First, you may send a written notice to the Company’s Secretary stating that you would like to revoke your proxy. Second, you may complete and submit a new proxy card or otherwise submit a new proxy through the methods noted on the proxy card, but such new proxy must bear a later date than the original proxy. Third, you may vote virtually at the Special Meeting. However, your attendance at the Special Meeting will not, by itself, revoke your proxy. If you have instructed a broker or other third-party intermediary to vote your shares, you must follow the directions you receive from them to change your vote. Your last submitted proxy will be the proxy that is counted. Please note that dissenters’ rights are not available with respect to any of the proposals to be voted on at the Special Meeting. If you are a stockholder in “street” or “nominee” name, you should consult with the bank, broker, or other nominee regarding that entity’s procedures for revoking your voting instructions.

We will provide copies of this Proxy Statement and the accompanying materials to brokerage firms, fiduciaries, and custodians for forwarding to beneficial owners and will reimburse these persons for their costs of forwarding these materials. Our directors, officers, and employees may solicit proxies by telephone, facsimile, or personal solicitation. We will not pay additional compensation for any of these services.

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Q.	When is the Special Meeting?

A.	Thursday, November 12, 2026, at 11:00 a.m. Central Standard Time.

Q.	Where will the Special Meeting be held?

A.	We have adopted a completely virtual format for the Special Meeting to provide a healthy, consistent and convenient experience to all stockholders regardless of location. You may attend, vote, and submit questions for management’s consideration during the Special Meeting via the Internet at www.virtualshareholdermeeting.com/VBIO2026SM2.

Q.	Will there be a Q&A session during the Special Meeting?

A.	We will not be holding a live Q&A session as part of the Special Meeting; therefore questions will not be answered during the Special Meeting.

Q.	Why am I receiving these Proxy Materials?

A.	We sent you this Proxy Statement and the enclosed proxy card because our Board is soliciting your proxy to vote at the Special Meeting. This Proxy Statement summarizes information related to the proposals being presented for your vote at the Special Meeting. You are invited to attend the Special Meeting virtually via the Internet at www.virtualshareholdermeeting.com/VBIO2026SM2. However, you do not need to attend the Special Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card, or complete and submit your proxy via phone or the internet in accordance with the instructions provided on the enclosed proxy card. We intend to begin mailing this Proxy Statement, together with the accompanying Notice of Special Meeting and the enclosed proxy card, on or about October 16, 2026, to all stockholders of record entitled to vote at the Special Meeting.

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Q.	Who is entitled to vote at the Special Meeting?

A.

Only stockholders who owned shares of our Common Stock at the close of business on the Record Date are entitled to notice of, and to vote at, the Special Meeting and at any postponements or adjournments thereof. Holders of outstanding shares of our Preferred Stock are not entitled to vote such shares on any of the matters to be presented to our stockholders for approval at the Special Meeting.

At the close of business on the Record Date, there were 2,155,637 shares of our Common Stock issued and outstanding, which were held by approximately 95 stockholders of record as of such date. For each share of Common Stock held as of the Record Date, the holder is entitled to one vote on each proposal to be voted on.

Q.	How many shares of Common Stock must be present to conduct business at the Special Meeting?

A.	The presence at the Special Meeting, virtually or by proxy, of the holders of one-third of the Company’s Common Stock issued and outstanding, as of the close of business on the Record Date, and entitled to vote at the Special Meeting will constitute a quorum for the transaction of business at the Special Meeting and any adjournment or postponement thereof. A quorum is required to conduct business at the Special Meeting and any adjournment or postponement thereof. Abstentions, which are described in more detail below, will be counted as shares present at the Special Meeting for purposes of determining whether a quorum exists.

Q.	What will be voted on at the Special Meeting?

A.	The following chart sets forth the proposals scheduled for a vote at the Special Meeting and the vote required for such proposals to be approved.

Proposal	Votes Required	Voting Options	Board Recommendation

Proposal 1: To approve an amendment to our amended and restated certificate of incorporation (our “Charter”) to effect, at the discretion of our Board, a reverse stock split of all of our issued and outstanding shares of Common Stock at a ratio of not less than 1-for-2 and not greater than 1-for-12, such ratio to be determined by our Board at any time within twelve months from the date that stockholder approval is obtained, without further approval or authorization of our stockholders.

The affirmative (“FOR”) vote of a majority of the shares present in person or represented by proxy at the Special Meeting and entitled to vote on the subject matter.

Abstentions will be counted toward the tabulation of votes cast on this proposal and will have the same effect as “AGAINST” votes. Broker non-votes, if any, will have the same effect as “AGAINST” votes. However, because we believe that this proposal will be treated as a routine matter, we do not expect to receive any broker non-votes on this proposal.

		“FOR” or “AGAINST” or “ABSTAIN”	“FOR”

Proposal 2: To approve an amendment to our Amended and Restated 2021 Equity Incentive Plan (as amended, the “2021 Plan”), to increase the number of shares of common stock authorized for issuance thereunder by 272,000 shares, pursuant to the terms and conditions of the 2021 Plan.

The affirmative (“FOR”) vote of a majority of the shares present in person or represented by proxy at the Special Meeting and entitled to vote on the subject matter.

Abstentions, if any, will be treated as shares that are present and entitled to vote on this proposal, and will therefore be treated as a vote “AGAINST” this proposal. Broker non-votes will not affect the outcome of the vote on this proposal. The approval of Proposal 2 is a non-routine proposal on which a broker or other nominee does not have discretionary authority to vote.

		“FOR” or “AGAINST” or “ABSTAIN”	“FOR”

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Proposal 3: To consider and vote upon a proposal to authorize our Board, in its discretion, to adjourn the Special Meeting to another place, or a later date or dates, if necessary or appropriate, to solicit additional proxies in favor of the proposal listed above at the time of the Special Meeting.

The affirmative (“FOR”) vote of a majority of the shares present in person or represented by proxy at the Special Meeting and entitled to vote on the subject matter.

Abstentions, if any, will be treated as shares that are present and entitled to vote on this proposal, and will therefore be treated as a vote “AGAINST” this proposal. Broker non-votes, if any, will not affect the outcome of the vote on this proposal. However, because we believe that this proposal will be treated as a routine matter, we do not expect to receive any broker non-votes with respect to this proposal.

	“FOR” or “AGAINST” or “ABSTAIN”	“FOR”

Q.	What shares can I vote at the Special Meeting?

A.	You may vote all of the shares of Common Stock owned by you as of the Record Date, including (i) shares of Common Stock held directly in your name as the stockholder of record, and (ii) shares of Common Stock held for you as the beneficial owner through a broker, trustee, or other nominee such as a bank.

Q.	What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A.

Some of our stockholders hold shares of our Common Stock in their own name rather than through a broker or other nominee. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholders of Record. If your shares are registered directly in your name with our transfer agent, Odyssey Trust Company, you are considered to be, with respect to those shares, the stockholder of record, and these proxy materials were sent directly to you. As the stockholder of record, you have the right to vote virtually at the Special Meeting and to vote by proxy. Whether or not you plan to attend the Special Meeting, we urge you to vote by Internet, by phone or by mail to ensure your vote is counted. You may still attend the Special Meeting and vote virtually if you have already voted by proxy.

Beneficial Owner. If your shares are held in a brokerage account or by another nominee, you are considered the beneficial owner of shares held in “street name,” and these proxy materials, together with a voting instruction card, are being forwarded to you from that organization. As the beneficial owner, you have the right to direct your broker, trustee, or nominee how to vote on your behalf and are also invited to attend the Special Meeting. Please note that since a beneficial owner is not the stockholder of record, you may not vote these shares virtually at the Special Meeting unless you obtain a “legal proxy” from the broker, trustee, or nominee that holds your shares, giving you the right to vote the shares at the Special Meeting. If this applies to you, your broker, trustee, or nominee will have enclosed or provided voting instructions for you to use in directing the broker, trustee, or nominee how to vote your shares.

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Q.	How can I vote my shares without attending the Special Meeting?

A.

Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct how your shares are voted without attending the Special Meeting. If you are a stockholder of record, you may vote by proxy by Internet, by phone or by mail by following the instructions provided on the enclosed proxy card. Record holders have the option of voting by telephone at 1 (800) 690-6903 or by Internet at www.virtualshareholdermeeting.com/VBIO2026SM2. Additionally, record holders can vote by filling out the enclosed proxy card, signing it, and returning it in the postage paid return envelope. If you hold shares in street name, you must vote by giving instructions to your bank, broker, or other nominee. You should follow the voting instructions on the form that you receive from your bank, broker, or other nominee.

If you submit your vote via phone or the Internet or you return your signed proxy card to us before the Special Meeting, we will vote your shares as you direct. Stockholders who hold shares beneficially in street name may cause their shares to be voted by proxy in accordance with the instructions provided by their broker, trustee, or nominee, by using the relevant voting form provided by the broker, trustee, or nominee and mailing them in the envelope provided by such person.

Q.	How can I vote my shares at the Special Meeting?

A.	Stockholders who attend the Special Meeting virtually should follow the instructions at www.virtualshareholdermeeting.com/VBIO2026SM2 to vote during the Special Meeting. Voting online during the Special Meeting will replace any previous votes, and the online polls will close at approximately 11:05 a.m. Central Standard Time on November 12, 2026.

Q.	How do I attend the virtual Special Meeting?

A.	You may attend the Special Meeting virtually, including to vote and/or submit questions for management’s consideration during the Special Meeting, by logging in at www.virtualshareholdermeeting.com/VBIO2026SM2. The Special Meeting will begin at approximately 11:00 a.m. Central Standard Time, with log-in beginning at 10:45 a.m., on November 12, 2026.

Q.	How do I gain admission to the Special Meeting?

A.

You are entitled to vote on the matters being presented to our stockholders for approval at the Special Meeting only if you were a stockholder of record who owned shares of our Common Stock at the close of business on October 15, 2026, the Record Date. To attend online and participate in the Special Meeting, stockholders of record will need to use the control number included on their proxy card to log into www.virtualshareholdermeeting.com/VBIO2026SM2; beneficial owners who do not have a control number may gain access to the Special Meeting by logging into their brokerage firm’s website and selecting the stockholder communication mailbox to link through to the Special Meeting. Instructions should also be provided on the voting instruction card provided by their broker, bank, or other nominee.

We encourage you to access the Special Meeting prior to start time. Please allow time for online check-in, which will begin at 10:45 a.m. Central Standard Time on November 12, 2026. If you have difficulties during the check-in time or during the Special Meeting, please call technical support at 1 (844) 986-0822.

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Q.	How are votes counted?

A.

If you provide specific instructions with regard to an item, your shares will be voted as you instruct on such item. If you sign your proxy card without giving specific instructions, your shares will be voted in accordance with the recommendations of the Board (“FOR” Proposals 1, 2 and 3 and in the discretion of the proxy holder on any other matters that properly come before the Special Meeting).

Q.	What is a “broker non-vote”?

A.

A broker non-vote occurs when a beneficial owner of shares held in street name does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. Under the rules and interpretations of the New York Stock Exchange (the “NYSE”), “non-routine” matters are generally those involving a contest or a matter that may substantially affect the rights or privileges of stockholders, such as mergers, dissolutions, or stockholder proposals. The determination of which proposals are deemed “routine” versus “non-routine” may not be made by the NYSE until after the date on which this Proxy Statement has been mailed to you. As such, it is important that you provide voting instructions to your bank, broker or other nominee, in order to ensure that your shares are voted. The shares that cannot be voted by brokers and other nominees on non-routine matters but are represented at the Special Meeting will be deemed present at our Special Meeting for purposes of determining whether the necessary quorum exists to proceed with the Special Meeting, but will not be considered entitled to vote on the non-routine proposals.

We believe that Proposal 2 is considered a non-routine matter under applicable rules. Accordingly, brokers or other nominees cannot vote on this proposal without instructions from beneficial owners.

We believe that under applicable rules, Proposals 1 and 3 are considered routine matters for which brokerage firms may vote shares that are held in the name of brokerage firms and which are not voted by the applicable beneficial owners. Accordingly, if you do not instruct your broker or nominee to vote your shares, the broker or other nominee may either (a) vote your shares on routine matters, or (b) leave your shares unvoted altogether. If Proposals 1 and 3 are treated as routine matters as expected, we do not expect to receive any broker non-votes with respect to Proposals 1 and 3.

Q.	How are abstentions counted?

A.

If you return a proxy card that indicates an abstention from voting on all matters, the shares represented will be counted for the purpose of determining the presence of a quorum.

With regard to Proposals 1, 2 and 3, the affirmative (“FOR”) vote of a majority of the shares present in person or represented by proxy at the Special Meeting and entitled to vote on the subject matter is required for approval. Accordingly, abstentions will be treated as shares that are present and entitled to vote on each of such proposals, and will therefore be treated as a vote “AGAINST” such proposals.

Q.	Are dissenters’ rights available with respect to any of the proposals?

A.	Dissenters’ rights are not available with respect to any of the proposals to be voted on at the Special Meeting.

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Q.	Can I change my mind after I return my proxy?

A.	Yes. You may change your vote at any time before your proxy is voted at the Special Meeting. If you are a stockholder of record, there are three ways for you to revoke your proxy and change your vote. First, you may send a written notice to the Company’s Secretary stating that you would like to revoke your proxy. Second, you may complete and submit a new proxy card, but it must bear a later date than the original proxy. Third, you may vote virtually at the Special Meeting. However, your attendance at the Special Meeting will not, by itself, revoke your proxy. If you are a stockholder in “street” or “nominee” name, you should consult with the bank, broker, or other nominee regarding that entity’s procedures for revoking your voting instructions. Your last submitted proxy will be the proxy that is counted.

Q.	Who is soliciting my vote and who is paying the costs?

A.	Your vote is being solicited on behalf of the Board, and the Company will pay the costs associated with the solicitation of proxies, including preparation, assembly, printing, and mailing of the Proxy Materials.

Q.	How can I find out the results of the voting?

A.	We intend to announce preliminary voting results at the Special Meeting and publish final results in a Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) within four business days from the Special Meeting.

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PROPOSAL 1

APPROVAL OF REVERSE STOCK SPLIT AUTHORIZATION

Overview

On September 25, 2026, the Company’s Board unanimously approved, and declared the advisability of, subject to stockholder approval, an amendment to our Charter to effect, at the discretion of our Board, a reverse stock split of all of our outstanding shares of Common Stock (the “Reverse Split”) by combining outstanding shares of our Common Stock into a lesser number of outstanding shares of Common Stock at a ratio of not less than 1-for-2 and not greater than 1-for-12 at any time within twelve months from the date that stockholder approval is obtained, if ever, with the exact ratio to be set within this range by our Board, at its sole discretion without further stockholder approval (the “Reverse Split Authorization”). The Board may alternatively elect to abandon such proposed amendment and not effect the Reverse Split authorized by our stockholders, in its sole discretion. Upon the effectiveness of the amendment to our Charter effecting the Reverse Split, the outstanding shares of our Common Stock will be reclassified and combined into a lesser number of shares such that one share of our Common Stock will be issued for a specified number of shares of Common Stock outstanding as of the date of the Reverse Split in accordance with the specific ratio determined by the Board, as described herein. The proposed amendment to our Charter to effect the Reverse Split, as more fully described below, will effect the Reverse Split but will not change the number of shares of Common Stock or preferred stock authorized for issuance under our Charter, or the par value of our Common Stock or preferred stock. As of the date of this Proxy Statement, other than as described elsewhere in this Proxy Statement, there are no definitive plans, arrangements, agreements or understandings for the issuance of the additional authorized but unissued shares of Common Stock that would be created by the Reverse Split, if implemented.

If this Proposal 1 is approved by our stockholders as proposed, our Board would have the sole discretion to effect the Reverse Split at any time within twelve months from the date that stockholder approval is obtained, if ever, and to fix the specific ratio for the Reverse Split, provided that the ratio would be not less than 1-for-2 and not greater than 1-for-12. We believe that enabling our Board to fix the specific ratio of the Reverse Split within the stated range will provide us with the flexibility to implement the Reverse Split in a manner designed to maximize the anticipated benefits for our stockholders. The determination of the ratio of the Reverse Split will be based on a number of factors, described further below under the heading “Criteria to be Used for Decision to Apply the Reverse Split.”

One of the main purposes of effectuating the Reverse Split is to encourage increased investor interest in our Common Stock from the resulting increase in the per share price of our Common Stock and to promote greater liquidity for our stockholders. A greater price per share of our Common Stock could allow a broader range of institutions to invest in our Common Stock (namely, funds that are prohibited or discouraged from buying stocks with a price below a certain threshold), potentially increasing marketability, trading volume, and liquidity of our Common Stock. Many institutional investors view stocks trading at low prices as unduly speculative in nature and, as a result, avoid investing in such stocks. We believe that the Reverse Split will provide us flexibility to make our Common Stock a more attractive investment for these institutional investors, which we believe will enhance the liquidity for the holders of our Common Stock and may facilitate future sales of our Common Stock. The Reverse Split could also increase interest in our Common Stock for analysts and brokers who may otherwise have policies that discourage or prohibit them in following or recommending companies with low stock prices. Additionally, because brokers’ commissions on transactions in low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of our Common Stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher.

The Board also believes that advanced stockholder approval of the Reverse Split may be valuable to maintaining the listing of its shares of Common Stock on the Nasdaq Capital Market (“Nasdaq”), in the event the Company receives any future deficiency letter from the Listing Qualifications Department of Nasdaq pursuant to Nasdaq Listing Rule 5550(a)(2), which requires a listed company’s common stock to maintain a minimum bid price of $1.00 per share for continued listing on the Nasdaq Capital Market.

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In light of the recent closing prices of our Common Stock on the Nasdaq, volatility of our stock price, changing conditions in the capital markets, the extended time frame in which the Reverse Split decision may be made and other factors relevant to the timing and extent of the Reverse Split, the Board believes that stockholder approval of a range of reverse split ratios from 1-for-2 to 1-for-12 is in the best interests of the Company and its stockholders.

The Reverse Split, if the Reverse Split Authorization is approved by our stockholders, would become effective upon the filing of an amendment to our Charter with the Secretary of State of the State of Delaware, or at the later time set forth in such amendment. A copy of the proposed Certificate of Amendment to our Charter to effect the Reverse Split is attached hereto as Attachment A, and we urge you to read Attachment A in its entirety before casting your vote. The exact timing of the amendment will be determined by our Board based on its evaluation as to when such action will be the most advantageous to us and our stockholders, but will not occur after twelve months from the date that stockholder approval is obtained, if ever. In addition, our Board reserves the right, notwithstanding stockholder approval and without further action by our stockholders, to abandon the amendment and the Reverse Split if, at any time prior to the effectiveness of the filing of the amendment with the Delaware Secretary of State, our Board, in its sole discretion, determines that it is no longer necessary or in our best interest and the best interests of our stockholders to proceed.

In evaluating the Reverse Split, our Board also took into consideration negative factors associated with reverse stock splits. These factors include the negative perception of reverse stock splits held by many investors, analysts and other stock market participants, as well as the fact that the stock price of some companies that have effected reverse stock splits has subsequently declined back to pre-reverse stock split levels. Our Board, however, determined that these potential negative factors were significantly outweighed by the potential benefits, including, chiefly, maintaining a Nasdaq listing, and believes that increasing the per share market price of our Common Stock as a result of the Reverse Split may encourage greater interest in our Common Stock and enhance the acceptability and marketability of our Common Stock to the financial community and investing public as well as promote greater liquidity for our stockholders.

Criteria to be Used for Decision to Apply the Reverse Split

If our stockholders approve the Reverse Split Authorization, our Board will be authorized, but not required, to proceed with implementing the Reverse Split. We currently do not have any definitive plans to proceed with the Reverse Split. In determining whether to proceed with the Reverse Split and setting the exact ratio of the split, our Board will consider a number of factors, including existing and expected marketability and liquidity of our Common Stock, prevailing market conditions, the Nasdaq listing requirements, the likely effect on the market price of our Common Stock, and our capitalization (including the number of shares of Common Stock issued and outstanding). Notwithstanding approval of the Reverse Split Authorization by our stockholders, the Board may, in its sole discretion, abandon the proposed amendment and determine prior to the effectiveness of any filing with the Delaware Secretary of State not to effectuate the Reverse Split. If the Board fails to implement the Reverse Split before twelve months from the date that stockholder approval is obtained, if ever, further stockholder approval would be required prior to implementing any reverse stock split.

Effect of the Reverse Split

The Reverse Split, if approved by our stockholders and implemented by our Board, will be effected simultaneously for all outstanding shares of our Common Stock. The Reverse Split will affect all of our stockholders uniformly and will not affect any stockholder’s percentage ownership interest in the Company, except to the extent that the Reverse Split results in any of our stockholders owning a fractional share. The Reverse Split will not change the terms of our Common Stock, and will not change the number of shares of capital stock authorized for issuance under our Charter. After the Reverse Split, the shares of Common Stock will have the same voting rights and rights to dividends and distributions and will be identical in all other respects to the Common Stock now authorized, which is not entitled to preemptive or subscription rights, and is not subject to conversion, redemption or sinking fund provisions. The post-Reverse Split Common Stock will remain fully paid and non-assessable. The Reverse Split is not intended as, and will not have the effect of, a “going private transaction” covered by Rule 13e-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Following the Reverse Split, we will continue to be subject to the periodic reporting requirements of the Exchange Act. After the Reverse Split, if implemented in accordance with Nasdaq rules, our Common Stock will continue to be listed on Nasdaq under the symbol “VBIO.”

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As of the effective time of the Reverse Split, we will adjust and proportionately decrease the number of shares of our Common Stock reserved for issuance upon exercise and conversion of, and adjust and proportionately increase the exercise and conversion price of all outstanding options, warrants, and other rights to acquire our Common Stock. In addition, as of the effective time of the Reverse Split, we will adjust and proportionately decrease the total number of shares of our Common Stock that may be the subject of future grants under our Amended and Restated 2021 Equity Incentive Plan (as amended, the “2021 Plan”).

As noted above, the Reverse Split will not change the number of authorized shares of our preferred stock. As of September 15, 2026, there were 14,646 shares of our preferred stock issued and outstanding.

Assuming reverse stock split ratios of 1-for-2 and 1-for-12, which reflect the low and high end of the range that our stockholders are being asked to approve, the following table, which is provided for illustrative purposes only, sets forth approximate information regarding (i) the number of shares of Common Stock that would be authorized for issuance under our Charter, (ii) the number of shares of our Common Stock that would be issued and outstanding, (iii) the number of shares of our Common Stock that would be reserved for issuance pursuant to the 2021 Plan, (iv) the number of shares of Common Stock reserved for issuance upon exercise of outstanding warrants issued outside of the 2021 Plan, and (v) the per share price of our Common Stock, based on the closing price of our Common Stock on September 15, 2026 ($2.11 per share), each giving effect to the Reverse Split without taking into account the treatment of fractional shares and based on securities outstanding as of September 15, 2026.

	Shares of Common Stock before Reverse Stock Split	Post Reverse Stock Split Ratio of 1-to-2	Post Reverse Stock Split Ratio of 1-to-12
Shares of Common Stock Authorized for Issuance	200,000,000	200,000,000	200,000,000
Shares of Common Stock Issued and Outstanding	1,285,731	642,866	107,145
Shares of Common Stock Reserved under the 2021 Plan	114,121	57,061	9,510
Shares of Common Stock Reserved for Issuance Upon Exercise of Warrants	1,449,992	724,996	120,833
Price per share, based on the closing price of our Common Stock on September 15, 2026	$2.11	4.22	52.75

If this Proposal 1 is approved and our Board elects to effect the Reverse Split, the number of outstanding shares of Common Stock will be reduced in proportion to the ratio of the split chosen by our Board. Accordingly, if the Reverse Split is effected, the number of authorized shares of Common Stock available for issuance under our Charter will effectively be proportionally increased relative to the number of outstanding shares post-Reverse Split.

Additionally, if this Proposal 1 is approved and our Board elects to effect the Reverse Split, we would communicate to the public, prior to the effective date of the Reverse Split, additional details regarding the Reverse Split, including the specific ratio selected by our Board. If the Board does not implement the Reverse Split within twelve months from the date that stockholder approval is obtained, if ever, the authority granted in this Proposal 1 to implement the Reverse Split will automatically terminate.

After the effective date of the Reverse Split, our Common Stock will have a new committee on uniform securities identification procedures (“CUSIP”) number, a number used to identify our Common Stock.

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The increase in the number of shares of authorized but unissued and unreserved Common Stock will have an “anti-takeover effect” by permitting the issuance of shares to purchasers who might oppose a hostile takeover bid or oppose any efforts to amend or repeal certain provisions of our Charter. The increased number of available authorized but unissued shares of Common Stock as a result of the Reverse Split would give the Company’s management more flexibility to resist or impede a third-party takeover bid that provides an above-market premium that is favored by a majority of the independent stockholders. Any such anti-takeover effect of a reverse stock split would be in addition to existing anti-takeover provisions of our Charter and amended and restated bylaws, as amended (“Bylaws”). Our Board is not presently aware of any attempt, or contemplated attempt, to acquire control of the Company and the Reverse Split is not part of any plan by our Board to recommend or implement a series of anti-takeover measures.

Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in this proposed amendment, except to the extent of their ownership in shares of our Common Stock and securities convertible or exercisable for Common Stock.

Certain Risks and Potential Disadvantages Associated with the Reverse Split

The effect of the Reverse Split upon the market prices for our Common Stock cannot be accurately predicted, and the history of similar reverse stock split combinations for companies in like circumstances is varied. If the Reverse Split is implemented, the post-split market price of our Common Stock may be less than the pre-Reverse Split price multiplied by the Reverse Split ratio.

In addition, a reduction in number of shares of our Common Stock outstanding may impair the liquidity for our Common Stock, which may reduce the value of our Common Stock. Also, some stockholders may consequently own less than one hundred shares of our Common Stock. A purchase or sale of less than one hundred shares may result in incrementally higher trading costs through certain brokers, particularly “full service” brokers. Therefore, those stockholders who own less than one hundred shares following the Reverse Split may be required to pay modestly higher transaction costs should they then determine to sell their shares.

In addition, although we believe the Reverse Split may enhance the desirability of our Common Stock to certain potential investors, we cannot assure stockholders that, if implemented, our Common Stock will be more attractive to institutional and other long term investors or that the liquidity of our Common Stock will increase since there would be a reduced number of shares outstanding after the Reverse Split.

Even if our stockholders approve the Reverse Split Authorization and the Reverse Split is effected, there can be no assurance that we will continue to meet the listing requirements of Nasdaq or any other national exchange.

Although the Reverse Split will not, by itself, have any immediate dilutive effect on our stockholders, the proportion of shares owned by stockholders relative to the number of shares authorized for issuance will decrease because the number of shares of Common Stock authorized for issuance under our Charter would remain unchanged. As a result, additional authorized shares of Common Stock would become available for issuance at such times, and for such purposes, as the Board may deem advisable without further action by stockholders, except as required by applicable law or stock exchange rules. To the extent that additional authorized shares of our Common Stock are issued in the future, such shares would be dilutive to existing stockholders of the Company by decreasing such stockholders’ percentage of equity ownership in the Company.

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Procedure for Effecting the Reverse Split and Exchange of Stock Certificates

If our stockholders approve the Reverse Split Authorization, and if our Board still believes that a reverse stock split is in the best interests of the Company and our stockholders, our Board will determine the ratio of the Reverse Split to be implemented and we will file the Certificate of Amendment to our Charter with the Secretary of State of the State of Delaware. As soon as practicable after the effective date of the Reverse Split, stockholders will be notified that the Reverse Split has been effected.

Beneficial Owners of Common Stock. Upon the implementation of the Reverse Split, we intend to treat shares held by stockholders in street name (i.e., through a bank, broker, custodian or other nominee), in the same manner as registered stockholders whose shares are registered in their names. Banks, brokers, custodians or other nominees will be instructed to effect the Reverse Split for their beneficial holders holding our Common Stock in street name. However, these banks, brokers, custodians or other nominees may have different procedures than registered stockholders for processing the Reverse Split. If a stockholder holds shares of our Common Stock with a bank, broker, custodian or other nominee and has any questions in this regard, stockholders are encouraged to contact their bank, broker, custodian or other nominee.

Registered Holders of Common Stock. Certain of our registered holders of Common Stock hold some or all of their shares electronically in book-entry form with our transfer agent, Odyssey Trust Company. These stockholders do not hold physical stock certificates evidencing their ownership of our Common Stock. However, they are provided with a statement reflecting the number of shares of our Common Stock registered in their accounts. If a stockholder holds registered shares in book-entry form with our transfer agent, no action needs to be taken to receive post-Reverse Split shares. If a stockholder is entitled to post-Reverse Split shares, a transaction statement will automatically be sent to the stockholder’s address of record indicating the number of shares of our Common Stock held following the Reverse Split.

Holders of Certificated Shares of Common Stock. As soon as practicable after filing the Certificate of Amendment to our Charter effecting the Reverse Split with the Secretary of State of Delaware, we will notify our stockholders that the Reverse Split has been implemented and stockholders will receive instructions for the exchange of their Common Stock certificates for new certificates representing the appropriate number of shares of Common Stock after the Reverse Split. However, if permitted, the Company may elect to effect the exchange in the ordinary course of trading as certificates are returned for transfer. In either event, each current certificate representing shares of Common Stock will, until so exchanged, be deemed for all corporate purposes after the filing date of the Certificate of Amendment to evidence ownership of our Common Stock in the proportionately reduced number. STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATES AND SHOULD NOT SUBMIT ANY CERTIFICATES UNTIL REQUESTED TO DO SO. You should submit them only after you receive instructions from us.

Fractional Shares

Our stockholders will not receive fractional post-Reverse Split shares in connection with the Reverse Split. Instead, any fractional shares that would otherwise be issuable as a result of the Reverse Split will be rounded up to the nearest whole share. No stockholders will receive cash in lieu of fractional shares.

No Appraisal Rights

No action is proposed herein for which the laws of the State of Delaware, or our Charter or Bylaws, provide a right to our stockholders to dissent and obtain appraisal of, or payment for, such stockholders’ capital stock.

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Accounting Consequences

The par value of our Common Stock will remain unchanged at $0.0001 per share after the Reverse Split. As a result, on the effective date of the Reverse Split, the stated capital on the Company’s balance sheet attributable to our Common Stock will be reduced proportionately from its present amount, and the additional paid in capital account will be credited with the amount by which the stated capital is reduced. The per share Common Stock net income or loss and net book value will be increased because there will be fewer shares of Common Stock outstanding. Per share amounts for prior periods will be restated to reflect the Reverse Split. The Company does not anticipate that any other accounting consequences would arise as a result of the Reverse Split.

Federal Income Tax Consequences

The following discussion is a summary of certain U.S. federal income tax consequences of a reverse stock split to the Company and to stockholders that hold shares of our Common Stock as capital assets for U.S. federal income tax purposes. This discussion is based upon current provisions of the Internal Revenue Code of 1986, as amended (the “Code”), current, temporary and proposed Treasury regulations and judicial and administrative decisions and rulings as of the date hereof, all of which are subject to change (possibly with retroactive effect) and all of which are subject to differing interpretations, which are subject to change, possibly with retroactive effect, and differing interpretations. Any such change may cause the U.S. federal income tax consequences of a reverse stock split to vary substantially from the consequences summarized below.

This summary does not address all aspects of U.S. federal income taxation that may be relevant to stockholders in light of their particular circumstances or to stockholders who may be subject to special tax treatment under the Code, including, without limitation, dealers in securities, commodities or foreign currency, persons who are treated as non-U.S. persons for U.S. federal income tax purposes, certain former citizens or long-term residents of the United States, insurance companies, tax-exempt organizations, banks, financial institutions, small business investment companies, regulated investment companies, real estate investment trusts, retirement plans, persons whose functional currency is not the U.S. dollar, traders that mark-to-market their securities, persons subject to the alternative minimum tax or Medicare contribution tax on net investment income, persons who do not hold their shares of our Common Stock as capital assets within the meaning of Section 1221 of the Code, persons who hold their shares of our Common Stock as part of a hedge, straddle, conversion or other risk reduction transaction, persons who hold their shares of our Common Stock as “qualified small business stock” under Sections 1045 and/or 1202 of the Code, or who acquired their shares of our Common Stock pursuant to the exercise of compensatory stock options, the vesting of previously restricted shares of stock or otherwise as compensation.

The state and local tax consequences of a reverse stock split may vary as to each stockholder, depending on the jurisdiction in which such stockholder resides, and any state or local tax considerations are beyond the scope of this discussion. This discussion should not be considered as tax or investment advice, and the tax consequences of a reverse stock split may not be the same for all stockholders. Stockholders should consult their own tax advisors to understand their individual federal, state, local and foreign tax consequences.

Tax Consequences to the Company. We believe that the Reverse Split will constitute a reorganization under Section 368(a)(1)(E) of the Code. Accordingly, we should not recognize taxable income, gain or loss in connection with the Reverse Split. In addition, we do not expect the Reverse Split to affect our ability to utilize our net operating loss carryforwards.

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Tax Consequences to Stockholders. Stockholders should not recognize any gain or loss for U.S. federal income tax purposes as a result of the Reverse Split, except stockholders whose fractional shares resulting from the Reverse Split are rounded up to the nearest whole share may recognize gain for United States federal income tax purposes equal to the value of the additional fractional share. A stockholder’s tax basis in the shares received as a result of the Reverse Split will be equal, in the aggregate, to his or her basis in the shares exchanged, increased by the income or gain attributable to the rounding up of fractional shares, as described herein. New shares attributable to the rounding up of fractional shares to the nearest whole number of shares will be treated for tax purposes as if the fractional shares constitute a disproportionate dividend distribution. Such stockholders generally should recognize ordinary income to the extent of earnings and profits of the Company allocated to the portion of each whole share attributable to the rounding up process, and the remainder of the gain, if any, shall be treated as received from the exchange of property. The stockholder’s holding period for the shares will include the period during which he or she held the pre-split shares surrendered in the Reverse Split. The portion of the shares received by a stockholder that are attributable to rounding up for fractional shares will have a holding period commencing on the effective date of the Reverse Split.

Individual tax circumstances can vary, and stockholders should consult their own tax advisors regarding the tax effects to them, based on their particular circumstances, in particular stockholders whose fractional shares resulting from the Reverse Split are rounded up to the nearest whole share and with respect to allocating tax basis and holding period among their post-Reverse Split shares.

Vote Required

The affirmative (“FOR”) vote of a majority of the shares present in person or represented by proxy at the Special Meeting and entitled to vote on the subject matter is required to approve the Reverse Split Authorization. Abstentions, if any, will be treated as shares that are present and entitled to vote on this Proposal 1, and will therefore be treated as a vote “AGAINST” this Proposal 1. In the event that there are any broker non-votes, they will not affect the outcome of the vote on this Proposal 1. However, because we believe that the approval of this Proposal 1 will be treated as a routine matter on which a broker or other nominee has discretionary authority to vote, we do not expect to receive any broker non-votes with respect to this Proposal 1.

RECOMMENDATION OF THE BOARD

THE BOARD UNANIMOUSLY RECOMMENDS

A VOTE FOR APPROVAL OF THE REVERSE SPLIT AUTHORIZATION

PURSUANT TO THIS PROPOSAL 1

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PROPOSAL 2

APPROVAL OF AMENDMENT TO THE AMENDED AND RESTATED 2021 EQUITY INCENTIVE PLAN

At the Special Meeting, our stockholders will be asked to approve an amendment to our Amended and Restated 2021 Equity Incentive Plan (as amended, the “2021 Plan”) to increase the number of shares of our Common Stock authorized for issuance thereunder by 272,000 shares (the “Plan Amendment”).

Background and the Proposed Plan Amendment

In August 2021, our Board adopted, and our stockholders approved, our original 2021 Equity Incentive Plan, which became effective upon completion of the initial public offering of our Common Stock in November 2021.

On June 15, 2024, our Board unanimously approved the amendment and restatement of our original 2021 Equity Incentive Plan and the adoption of the 2021 Plan (as amended and restated), subject to stockholder approval, on June 15, 2024, and our stockholders approved the 2021 Plan (as amended and restated) at our 2024 annual meeting of stockholders held on August 9, 2024. On August 9, 2024, effective upon receipt of stockholder approval, we amended and restated our original 2021 Equity Incentive Plan, which amended and restated the original plan in full.

On May 14, 2025, our Board unanimously approved an amendment to the 2021 Plan to increase the number of shares of our Common Stock that may be issued pursuant to awards granted under the 2021 Plan, subject to stockholder approval thereof, and our stockholders approved the amendment at our 2025 annual meeting of stockholders held on June 30, 2025. On June 30, 2025, effective upon receipt of stockholder approval, we amended the 2021 Plan.

On January 29, 2026, our Board unanimously approved an amendment to the 2021 Plan to increase the number of shares of our Common Stock that may be issued pursuant to awards granted under the 2021 Plan, subject to stockholder approval thereof, and our stockholders approved the amendment at our 2026 annual meeting of stockholders held on May 28, 2026. On May 28, 2026, effective upon receipt of stockholder approval, we amended the 2021 Plan.

On September 30, 2026, our Board unanimously approved the Plan Amendment, subject to stockholder approval thereof, and directed that the Plan Amendment be submitted to our stockholders for approval at the Special Meeting. Except for the proposed increase in the number of shares of our Common Stock that may be issued pursuant to awards granted under the 2021 Plan and related conforming changes to the 2021 Plan, the Plan Amendment does not change any other term or provision of the 2021 Plan as in effect prior to the Plan Amendment. If approved by our stockholders, the Plan Amendment will become effective as of the date of such approval.

As of September 15, 2026, an aggregate of 128,783 shares of Common Stock are currently authorized for issuance under the 2021 Plan, approximately 14,662 of which were subject to outstanding awards issued under the 2021 Plan and only approximately 114,121 shares of which were available for future awards under the 2021 Plan. If the Plan Amendment is approved, there will be an aggregate of 400,783 shares of Common Stock authorized for issuance under the 2021 Plan.

Purpose of the 2021 Plan

The principal purpose of the 2021 Plan is to attract, retain and incentivize the Company’s officers, directors, employees and other service providers through the grant of certain stock-based awards, including performance-based awards.

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We believe that the grant of equity awards to our officers, directors, employees and service providers provides additional incentive for such individuals to further the growth, development and financial success of the Company by providing a means by which such persons can personally benefit through the ownership of capital stock of the Company. Additionally, we believe that including the grant of equity awards as a portion of the compensation we pay to our officer, directors, employees and certain service providers better enables us to secure and retain key employees, directors and consultants considered important to the long-term success of the Company by offering such persons an opportunity to own capital stock of the Company.

Reasons for Approval of the Plan Amendment

The primary purpose of the Plan Amendment, attached as Appendix A to this Proxy Statement, is to increase the number of shares available for issuance pursuant to awards that may be granted to our officers, directors, employees and key service providers from time to time under the 2021 Plan. Our Board believes that our interests and the interests of our stockholders will be advanced if we can continue to offer our current and future members of senior management, employees, non-employee directors, advisors and consultants the opportunity to acquire or increase their equity interests in the Company. The market for quality personnel is competitive, and our Board has concluded that our ability to attract, retain and motivate top quality management and employees is material to our success. Given our limited cash resources and planned investments in our pre-clinical and clinical programs, we believe that our ability to grant equity as a component of our compensation programs is particularly important for long-term incentives that further our business, establish and maintain alignment between management and our stockholders, and provide strong incentive opportunities to increase stockholder value.

We expect that we will need to secure significant additional capital to fund our business, which may result in the issuance of a significant number of shares of our Common Stock or equity convertible or exercisable for shares of our Common Stock. We believe that in order to ensure that our officers, directors, employees and other service providers are incentivized to further the growth, development and financial success of the Company, the number of shares subject to equity awards granted to them should provide for a meaningful ownership interest in our securities. Accordingly, we believe that the Plan Amendment is important to ensure that we have sufficient shares available for issuance under the 2021 Plan to effectively utilize the grant of equity awards to incentivize such persons, taking into consideration the number of shares of our Common Stock that are likely to be issued in the near term pursuant to the foregoing arrangements.

Overall, we believe that adoption of the Plan Amendment will significantly enhance our ability to attract and retain highly qualified officers, directors, employees and key service providers, increase our flexibility in developing meaningful compensation plans that motivate such individuals to expend maximum effort to improve our business results, and provide those individuals an opportunity to acquire or increase a direct proprietary interest in our operations and the future success they drive to create. For the foregoing reasons, our Board believes that the Plan Amendment is necessary for the continued optimal use of the 2021 Plan.

If our stockholders do not approve the Plan Amendment at the Special Meeting, the Plan Amendment will not become effective, and the number of shares of Common Stock authorized for issuance under the Plan will remain at 128,783 shares of Common Stock (subject to the annual increase on January 1 of every year, as provided by the 2021 Plan).

Dilution Analysis

Our Board evaluated the dilution potentially caused by the Plan Amendment in connection with its approval of the Plan Amendment and believes the potential dilutive impact of the increase in the number of shares of Common Stock proposed to be added to the 2021 Plan pursuant to the Plan Amendment is reasonable in light of the objectives and other considerations summarized above.

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The table below shows the potential dilution resulting from the Plan Amendment based on the number of shares of our Common Stock outstanding as of September 15, 2026 and the number of shares of our Common Stock that would be outstanding on a pro-forma partially-diluted basis as of September 15, 2026, calculated based on the formula and assumptions described in footnote (2) to the below table. We believe it is appropriate to measure dilution relative to our pro-forma partially-diluted capitalization given the number of shares of Common Stock potentially issuable upon conversion of the shares of Series C Preferred that may be sold and issued to the Series C Preferred Investors pursuant to the Preferred Offering, upon conversion of the Note pursuant to the Note Offering, and upon conversion of the shares of Series B Preferred that may be sold and issued to 3i pursuant to the Series B Preferred Purchase Agreement, as we believe such issuances and conversions are probable.

We believe that the number of shares of Common Stock proposed to be added to the 2021 Plan by the Plan Amendment represents a reasonable amount of potential equity dilution and will allow us to continue granting equity awards, while also pursuing our objectives to (i) create a culture of ownership among our employee and director base, (ii) align the interests of our employees and stockholders, (iii) attract and retain top talent, and (iv) reduce the amount of cash used in our compensation programs in order to build the amount of cash we have available to operate and grow our business.

Shares authorized under the 2021 Plan prior to the Plan Amendment:
Total shares authorized for issuance under the 2021 Plan as of September 15, 2026	128,783
Total shares subject to outstanding awards as of September 15, 2026	14,662
Available shares as of September 15, 2026 (prior to Plan Amendment and any future evergreen increases)	114,121

Additional shares requested for the 2021 Plan pursuant to the Plan Amendment:	272,000

Total potential 2021 Plan overhang after the Plan Amendment:(1)	400,783

Pro-forma partially diluted shares outstanding as of September 15, 2026, including additional shares requested under Plan Amendment:(2)	5,500,764
Potential pro-forma partially-diluted overhang, assuming the Plan Amendment:	4.94%

(1)	Total shares authorized under the 2021 Plan after the Plan Amendment is calculated as the sum of: (i) the total shares of Common Stock that remain available for issuance under the 2021 Plan as of September 15, 2026 (excluding any shares that may be added in the future pursuant to the evergreen provision of the 2021 Plan); (ii) the total number of shares of Common Stock issuable under awards made under the 2021 Plan that were outstanding as of September 15, 2026; and (iii) the 272,000 additional shares of Common Stock to be added to the 2021 Plan by the Plan Amendment, assuming stockholder approval of this Proposal 2.

(2)	Pro forma partially-diluted shares outstanding as of September 15, 2026 is calculated as the sum of, as of September 15, 2026: (i) 1,285,731 shares of Common Stock outstanding; (ii) 30,303 shares of Common Stock issuable upon conversion of all shares of our Series A Non-Voting Convertible Preferred Stock (“Series A Preferred”) outstanding; (iii) 906,630 shares of our Common Stock that would be issuable upon conversion of the shares of our Series B Preferred (assuming the conversion of all such shares of Series B Preferred into Common Stock at a conversion ratio equal to 90% of the lowest closing VWAP of our Common Stock on the Nasdaq Capital Market for the five trading days immediately preceding September 15, 2026), subject to the floor price; and (iv) 3,006,100 shares of our Common Stock that would be issuable upon conversion of our Series C Preferred (assuming the conversion of all such shares of Series C Preferred into Common Stock at a conversion ratio equal to 93% of the lowest closing VWAP of our Common Stock on the Nasdaq Capital Market for the five trading days immediately preceding September 15, 2026), subject to the floor price. This calculation does not take into account any limitations on conversion of the Series A Preferred, Series B Preferred or Series C Preferred, including without limitation beneficial ownership limitations and stockholder approval requirements, and assumes that all such shares are converted in full.

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Description of the 2021 Plan

The principal provisions of the 2021 Plan are summarized below. This summary is not a complete description of all of the 2021 Plan’s provisions and is qualified in its entirety by reference to the full text of the 2021 Plan, a copy of which is attached as an exhibit to our Annual Report.

Share reserve. Under the Plan, an aggregate of 128,783 shares of our Common Stock are currently authorized for issuance pursuant to a variety of stock-based compensation awards, including stock options, restricted stock awards, restricted stock units, stock bonus awards and performance-based awards. If the proposed Plan Amendment is approved by our stockholders, the number of shares of our Common Stock authorized for issuance under the Plan would be increased to 400,783. With respect to the share reserve under the 2021 Plan:

•	to the extent that an award terminates, expires or lapses for any reason or an award is settled in cash without the delivery of shares, any shares subject to the award at such time will be available for future grants under the 2021 Plan; and

•	to the extent that shares of our Common Stock are repurchased by us at the original purchase price, such shares will be available for future grants under the 2021 Plan.

In addition, the 2021 Plan provides that additional shares will automatically be added to the shares authorized for issuance under the 2021 Plan on January 1 of each year. The number of shares added each year will be equal to the lesser of: (i) 5.0% of the shares of Common Stock outstanding on December 31st of the preceding calendar year or (ii) such number of shares determined by the Board, in its discretion.

Administration. The Compensation Committee of the Board is authorized to administer the 2021 Plan unless the Board subsequently assumes authority for administration. The Compensation Committee must consist of at least two members of the Board, each of whom is intended to qualify as a “non-employee director” for purposes of Rule 16b-3 under the Exchange Act and an “independent director” within the meaning of the rules of the applicable stock exchange, or other principal securities market on which shares of our Common Stock are traded. The term Administrator refers to either the Board or the Compensation Committee, as applicable.

Additionally, the Board or Compensation Committee may delegate certain functions under the 2021 Plan to designated employees who are not Officers to be recipients of awards under the 2021 Plan, and to determine the number of shares subject to awards granted to such employees.

Subject to the terms and conditions of the 2021 Plan, the Administrator has the authority to construe and interpret the 2021 Plan and awards granted under it and to determine the persons to whom and the dates on which awards will be granted, the number of shares of Common Stock to be subject to each award, the time or times during the term of each award within which all or a portion of such award may be exercised, the exercise price, the type of consideration and other terms of the award. All decisions, determinations and interpretations by the Administrator regarding the 2021 Plan shall be final and binding on all participants or other persons claiming rights under the 2021 Plan or any award.

Awards. The 2021 Plan provides that the Administrator may grant or issue stock options, restricted stock, restricted stock units, other stock-based awards and dividend equivalents, or any combination thereof. Each award will be set forth in a separate agreement with the person receiving the award and will indicate the type, terms and conditions of the award.

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Eligibility. Options, restricted stock, restricted stock units and all other stock-based awards under 2021 Plan may be granted to individuals who are then our officers, employees, directors or consultants or are the officers, employees or consultants of certain of our subsidiaries. Only employees of our Company or certain of our subsidiaries may be granted incentive stock options, or ISOs. No ISO may be granted under the 2021 Plan to any person who, at the time of the grant, owns (or is deemed to own) stock possessing more than 10% of the total combined voting power of the Company or any affiliate of the Company, unless the exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant and the term of the option does not exceed five years from the date of grant. In addition, the aggregate fair market value, determined at the time of grant, of the shares of Common Stock with respect to which ISOs are exercisable for the first time by a participant during any calendar year (under the 2021 Plan and all other such plans of the Company and its affiliates) may not exceed $100,000. ISOs are not transferable except by will or by the laws of descent and distribution, provided that a participant may designate a beneficiary who may exercise an option following the participant’s death.

•	Stock Options. Options granted under the 2021 Plan may become exercisable in cumulative increments (“vest”) as determined by the Administrator. Such increments may be based on continued service to the Company over a certain period of time, the occurrence of certain performance milestones, or other criteria. Options granted under the 2021 Plan may be subject to different vesting terms.

To the extent provided by the terms of an option, a participant may satisfy any federal, state or local tax withholding obligation relating to the exercise of such option by a cash payment upon exercise, by authorizing the Company to withhold a portion of the stock otherwise issuable to the participant, or by such other method as may be set forth in the option agreement. The maximum term of options under the 2021 Plan is 10 years, except that in certain cases (see Eligibility) the maximum term of certain incentive stock options is five years. Options under the 2021 Plan generally terminate sixty days after termination of the participant’s service unless (i) such termination is due to the participant’s disability, in which case the option may, but need not, provide that it may be exercised at any time within 6 months of such termination; (ii) the participant dies before the participant’s service has terminated, or within three months after termination of such service, in which case the option may, but need not, provide that it may be exercised within 12 months of the participant’s death by the person or persons to whom the rights to such option pass by will or by the laws of descent and distribution; or (iii) the option by its terms specifically provides otherwise. If an optionee’s service with the Company, or any affiliate of the Company, ceases with cause, the option will terminate at the time the optionee’s service ceases. In no event may an option be exercised after its expiration date.

•	Stock Bonuses and Restricted Stock Awards. Stock bonus awards and restricted stock awards are granted through a stock bonus award agreement or restricted stock award agreement. The purchase price for a stock purchase award (if any) may be payable in cash, or any other form of legal consideration approved by the Administrator. Stock bonus awards may be granted in consideration for the recipient’s past services for the Company. Common Stock issued under a restricted stock or stock bonus award agreement may be subject to a share repurchase option or forfeiture right in our favor, each in accordance with a vesting schedule and subject to the minimum vesting requirement. If a recipient’s service relationship with us terminates, we may reacquire or receive via forfeiture all of the shares of our Common Stock issued to the recipient pursuant to a restricted stock or stock bonus award that have not vested as of the date of termination. Rights under a stock bonus or restricted stock bonus agreement may be transferred only as expressly authorized by the terms of the applicable stock bonus or restricted stock purchase agreement.

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•	Restricted Stock Units. Restricted stock unit awards are issued pursuant to a restricted stock unit award agreement. The consideration for a stock unit award shall be determined by the Administrator and may be payable in any form acceptable to the Administrator and permitted under applicable law. The Administrator may impose any restrictions or conditions upon the vesting of restricted stock unit awards, or that delay the delivery of the consideration after the vesting of stock unit awards, that it deems appropriate consistent with the minimum vesting requirement. Restricted stock unit awards may be settled in cash or shares of the Company’s Common Stock, as determined by the Administrator. No dividends payments will be made on unvested restricted stock unit awards, but instead any dividends will be deferred until awards become vested. If a restricted stock unit award recipient’s service relationship with the Company terminates, any unvested portion of the restricted stock unit award is forfeited upon the recipient’s termination of service.

•	Performance-Based Award. Any award may be granted as a performance award, meaning that the award will be subject to vesting and/or payment based on the attainment of specified performance goals. Generally, such pre-established performance goals consist of one or more business criteria and a targeted performance level with respect to such criteria as a condition of awards being granted or becoming exercisable, or as a condition to accelerating the timing of such events. Performance may be measured over a period of any length specified by the Administrator.

Certain Corporate Transactions. In the event of a merger, sale of all or substantially all of the assets of the Company or other change of control transaction, unless otherwise determined by the Board, all outstanding awards will be subject to the agreement governing such merger, asset sale or other change of control transaction. Such agreement need not treat all such awards in an identical manner, and it will provide for one or more of the following with respect to each award: (i) the continuation of the award, (ii) the assumption of the award, (iii) the substitution of the award, or (iv) the payment of the excess of the fair market value of the shares subject to the award over the exercise price or purchase price of such shares. In the event the successor corporation refuses to either continue, assume or substitute the shares subject to the award pursuant to the terms of the 2021 Plan, or pay the excess of the fair market value of the shares subject to the award over the exercise price or purchase price of such shares, then outstanding awards shall vest and become exercisable as to 100% of the shares subject thereto contingent upon the consummation of such change of control transaction.

Adjustments Provisions. Transactions not involving receipt of consideration by the Company, such as a merger, consolidation, reorganization, recapitalization, reincorporation, reclassification, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, or a change in corporate structure may change the type(s), class(es) and number of shares of Common Stock subject to the 2021 Plan and outstanding awards. In that event, the 2021 Plan will be appropriately adjusted as to the type(s), class(es) and the maximum number of shares of Common Stock subject to the 2021 Plan, and outstanding awards will be adjusted as to the type(s), class(es), number of shares and price per share of Common Stock subject to such awards.

Amendment and termination. The administrator may terminate, amend or modify the 2021 Plan at any time and from time to time. However, we must generally obtain stockholder approval to amend or modify the 2021 Plan to the extent required by applicable law, rule or regulation (including any applicable stock exchange rule). Notwithstanding the foregoing, an option may be amended to reduce the per share exercise price below the per share exercise price of such option on the grant date and options may be granted in exchange for, or in connection with, the cancellation or surrender of options having a higher per share exercise price without receiving additional stockholder approval.

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New Plan Benefits

At the present time, no specific determination has been made as to the grant or allocation of future awards under the 2021 Plan. Awards granted under the 2021 Plan are within the Board’s and the Compensation Committee’s discretion, and neither the Board nor the Compensation Committee has determined future awards or who might receive them. Therefore, at this time, the benefits that will be awarded or paid under the 2021 Plan, if stockholder approval of the Plan Amendment is obtained, cannot currently be determined. The 2021 Plan does not have set benefits or amounts, and no grants or awards have been made by the Board or the Compensation Committee that are conditioned upon stockholder approval of the Plan Amendment.

Effective Date

The Plan Amendment will be effective as of November 12, 2026, subject to stockholder approval at the Special Meeting.

Vote Required

The affirmative (“FOR”) vote of a majority of the shares present in person or represented by proxy at the Special Meeting and entitled to vote on the subject matter is required to approve the Plan Amendment. Abstentions, if any, will be treated as shares that are present and entitled to vote on this proposal, and will therefore be treated as a vote “AGAINST” this Proposal 2. This Proposal 2 is a non-routine proposal on which a broker or other nominee does not have discretionary authority to vote. Broker non-votes will not affect the outcome of the vote on this proposal.

RECOMMENDATION OF THE BOARD

THE BOARD UNANIMOUSLY RECOMMENDS

A VOTE FOR THE APPROVAL OF THE PLAN AMENDMENT

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PROPOSAL 3

ADJOURNMENT OF THE SPECIAL MEETING

General

Our Board believes that, if the number of shares of our Common Stock voting in favor of Proposals 1 and 2 at the Special Meeting is insufficient to approve Proposals 1 and 2, it is in the best interests of our stockholders to enable the Board, if it so chooses and for a limited period of time, to continue to seek to obtain a sufficient number of additional votes in favor of Proposals 1 and 2.

Our stockholders may be asked to consider and act upon one or more adjournments of the Special Meeting, if necessary or appropriate, to solicit additional proxies in favor of Proposals 1 and 2 set forth in this Proxy Statement.

If a quorum is not present at the Special Meeting, or if a quorum is present at the Special Meeting, but there are not sufficient votes at the time of the Special Meeting to approve Proposals 1 and 2, our stockholders may be asked to vote on this Proposal 3 to approve the adjournment of the Special Meeting to permit further solicitation of proxies in favor of Proposals 1 and 2.

If the adjournment proposal is submitted for a vote at the Special Meeting, and if our stockholders vote to approve the adjournment proposal, the Special Meeting may be adjourned to enable the Board to solicit additional proxies in favor of Proposals 1 and 2. If the adjournment proposal is approved, and the Special Meeting is adjourned, the Board will use the additional time to solicit additional proxies in favor of Proposals 1 and 2 to be presented at the Special Meeting, including the solicitation of proxies from stockholders that have previously voted against Proposals 1 and 2.

If the Special Meeting is adjourned, the time and place of the adjourned Special Meeting will be announced at the time the adjournment is taken. Any adjournment of the Special Meeting for the purpose of soliciting additional proxies will allow our stockholders who have already sent in their proxies to revoke them at any time prior to their use at the Special Meeting, as adjourned or postponed.

Vote Required

The affirmative (“FOR”) vote of a majority of the shares present in person or represented by proxy at the Special Meeting and entitled to vote on the subject matter is required to approve the adjournment of the Special Meeting pursuant to this Proposal 3, to another place, date or time, if deemed necessary or appropriate, in the discretion of the Board. Any signed proxies received by us in which no voting instructions are provided on such matter will be voted in favor of an adjournment. Abstentions, if any, will be treated as shares that are present and entitled to vote on this Proposal 3, and will therefore be treated as a vote “AGAINST” this Proposal 3. In the event that there are any broker non-votes, they will not affect the outcome of the vote on this Proposal 3. However, because we believe that the approval of this Proposal 3 will be treated as a routine matter on which a broker or other nominee has discretionary authority to vote, we do not expect to receive any broker non-votes with respect to this Proposal 3.

RECOMMENDATION OF THE BOARD

THE BOARD UNANIMOUSLY RECOMMENDS

A VOTE FOR THE ADJOURNMENT OF THE SPECIAL MEETING PURSUANT TO THIS PROPOSAL 3, TO ANOTHER PLACE, DATE OR TIME, IF DEEMED NECESSARY OR APPROPRIATE, IN THE DISCRETION OF THE BOARD

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our outstanding Common Stock as of September 15, 2026 by: (i) each of our directors, (ii) each of our named executive officers (as defined by Item 402(a)(3) of Regulation S-K promulgated under the Exchange Act), (iii) all of our directors and executive officers as a group, and (iv) any persons known to us to beneficially own more than 5% of each class of our outstanding Common Stock. As of September 15, 2026, there were 1,285,731 shares of our Common Stock issued and outstanding.

Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act. The percentages in the table have been calculated on the basis of treating as outstanding for a particular person, all shares of our Common Stock outstanding as of September 15, 2026 and all shares of our Common Stock issuable to that holder in the event of exercise of outstanding options, warrants, rights or conversion privileges owned by that person at that date which are exercisable within 60 days of that date. Except as otherwise indicated, the persons listed below have sole voting and investment power with respect to all shares of our Common Stock owned by them, except to the extent that power may be shared with a spouse. The Company does not know of any arrangements, the operation of which may at a subsequent date result in a change of control of the Company.

Beneficial owner (1)	Amount and Nature of Beneficial Ownership	Percent of Class
Directors and Named Executive Officers
Jennifer Ernst (2)	5,285	*
Jared Malbin	-	*
Thomas Jensen	-	*
Dean Zikria (3)	341	*
Christina Valauri (4)	1,098	*
Lisa Wolf (5)	1,031	*
Michael K. Handley (6)	892	*
All directors and executive officers as a group (7 persons) (7)	3,362	*

3i, LP (8)	132,671	9.9%

*	Less than 1%
(1)	Unless otherwise indicated in the footnotes to the table, the address for each beneficial owner listed is c/o Valion Bio, Inc., 1305 E. Houston Street, Building 1, Suite 311, San Antonio, Texas 78205.
(2)	Includes 3,924 shares of common stock held by Ms. Ernst, and options to purchase 1,361 shares of common stock that are vested and exercisable (or will be vested and exercisable within 60 days of September 15, 2026). This information is based off of the last known information available to us as of September 15, 2026. Ms. Ernst previously served as our Chief Executive Officer and as a director from September 2016 until her departure in March 2026.
(3)	Includes options to purchase 341 shares of common stock that are vested and exercisable (or will be vested and exercisable within 60 days of September 15, 2026).
(4)	Includes 760 shares of common stock held by Ms. Valauri and includes options to purchase 338 shares of common stock that are vested and exercisable (or will be vested and exercisable within 60 days of September 15, 2026).
(5)	Includes 27 shares of common stock held by Ms. Wolf and includes options to purchase 1,000 shares of common stock that are vested and exercisable (or will be vested and exercisable within 60 days of September 15, 2026), and 4 shares of common stock that are underlying restricted stock units which are vested and exercisable (or will be vested and exercisable within 60 days of September 15, 2026).
(6)	Includes 442 shares of common stock held by Mr. Handley and includes options to purchase 450 shares of common stock that are vested and exercisable (or will be vested and exercisable within 60 days of September 15, 2026).
(7)	Includes 1,229 shares of common stock, options to purchase 2,129 shares of common stock that are vested and exercisable (or will be vested and exercisable within 60 days of September 15, 2026), and 4 shares of common stock that are underlying restricted stock units which are vested and exercisable (or will be vested and exercisable within 60 days of September 15, 2026). Only includes share holdings of persons who were serving as executive officers and directors of the Company as of the date of this proxy statement.
(8)	Based solely on the information set forth in a Schedule 13G/A filed by 3i, LP on September 4, 2026. Beneficial ownership consists of 90,252 shares of Common Stock directly held by 3i, LP and 42,419 shares of Common Stock issuable in any combination upon any (i) exercises of certain common stock purchase warrants (the “Warrants”) held directly by 3i, LP, which exercises are subject to a 9.99% beneficial ownership limitation provision (a “Blocker”), (ii) conversions of a senior secured convertible note in the original principal amount of approximately $16.3 million held directly by the reporting person, which conversions are subject to a Blocker, (iii) conversions of shares of Series B Convertible Preferred Stock, par value $0.0001 per share, of the issuer directly held by the reporting person, which conversions are subject to a Blocker, and (iv) conversions of shares of Series C Convertible Preferred Stock, par value $0.0001 per share, of the issuer directly held by the reporting person, which conversions are subject to a Blocker. The business address the reporting persons is 2 Wooster Street, 2nd Floor, New York, New York 10013. Maier Joshua Tarlow is the manager of 3i Management, LLC, the general partner of 3i, LP, and has sole voting control and investment discretion over securities beneficially owned indirectly by 3i Management, LLC and 3i, LP. The foregoing should not be construed in and of itself as an admission by Mr. Tarlow as to beneficial ownership of the securities beneficially owned by 3i Management, LLC and 3i, LP.

23

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

There have not been any transactions or any series of similar transactions, since January 1, 2025, nor are we aware of any such pending transactions, to which we were a party or will be a party, in which:

•	the amounts involved exceeded or will exceed the lesser of $120 thousand or one percent of the average of our total assets for the last two fiscal years; and

•	any of our directors, executive officers, holders of more than 5% of our capital stock or any member of their immediate family had or will have a direct or indirect material interest, other than equity and other compensation, termination, change in control and other arrangements with directors and executive officers, which are described where required under the sections entitled “Executive Compensation and Other Information” and “Director Compensation” in the Company’s proxy statement for its 2026 Annual Meeting, filed on April 30, 2026.

Policies and Procedures Regarding Related Party Transactions

Our Board has adopted a written related person transaction policy setting forth the policies and procedures for the review and approval or ratification of related person transactions. This policy covers, with certain exceptions set forth in Item 404 of Regulation S-K under the Securities Act, any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships in which we were or are to be a participant, where the amount involved exceeds $120 thousand and a related person had or will have a direct or indirect material interest, including, without limitation, purchases of goods or services by or from the related person or entities in which the related person has a material interest, indebtedness, guarantees of indebtedness and employment by us of a related person. In reviewing and approving any such transactions, our Audit and Risk Committee is tasked to consider all relevant facts and circumstances, including, but not limited to, whether the transaction is on terms comparable to those that could be obtained in an arm’s length transaction and the extent of the related person’s interest in the transaction.

Interests of Certain Persons in Matters to be Acted Upon

None of our directors, nominees for director, executive officers, any person who has served as a director or executive officer since the beginning of the last fiscal year, or their associates, have any interest, direct or indirect, by security holdings or otherwise, in any of the matters to be acted upon at the Special Meeting as described in this Proxy Statement, except to the extent that such persons may be granted awards under our Plan Amendment, and except to the extent of their ownership in shares of our Common Stock and securities convertible or exercisable for Common Stock, which are described where required under the section above entitled “SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT.”

24

STOCKHOLDER PROPOSALS

Our Bylaws and Rule 14a-8 of the Exchange Act establish advance notice procedures with regard to certain matters (other than director nominations), including stockholder proposals not included in our proxy statement, to be brought before an annual meeting of stockholders. In general, notices must meet the requirements in our Bylaws and Rule 14a-8 of the Exchange Act and must be received at our principal executive offices not less than 90 calendar days before nor more than 120 calendar days prior to the first anniversary of the preceding year’s annual meeting in order to be included in our proxy statement. Therefore, to be presented at our 2027 annual meeting of stockholders, such a proposal must be received by us no earlier than January 28, 2027 and no later than February 27, 2027. However, if the date of the 2027 annual meeting of stockholders is more than 30 days before or more than 60 days after such anniversary date, notice must be received no earlier than the close of business on the 120th day prior to such annual meeting and not later than the later of (i) the 90th day prior to such annual meeting and (ii) the close of business on the tenth calendar day following the day on which public disclosure of the date of such annual meeting was first made. If the stockholder fails to give notice by these dates, and otherwise comply with the requirements set forth in our Bylaws or requirements of the Exchange Act, then the persons named as proxies in the proxies solicited by the Board for the 2027 annual meeting of stockholders may exercise discretionary voting power regarding any such proposal. Stockholders are advised to review our Bylaws and Rule 14a-8 of the Exchange Act, which also specify requirements as to the form and content of a stockholder’s notice.

Furthermore, our Bylaws and Rule 14a-19 of the Exchange Act establish advance notice procedures and certain other requirements that stockholders who wish to nominate directors for election at a stockholder meeting must comply with. In general, notices must meet the requirements in our Bylaws and Rule 14a-19 of the Exchange Act and must be received at our principal executive offices not less than 90 calendar days before nor more than 120 calendar days prior to the first anniversary of the preceding year’s annual meeting. Therefore, to ensure that stockholder nominees for election of directors will be included for election at our 2027 annual meeting of stockholders, such a proposal must be received by us no earlier than January 28, 2027, and no later than February 27, 2027. However, if the date of the 2027 annual meeting of stockholders is more than 30 days before or after such anniversary date, notice must be received not earlier than the close of business on the 120th day prior to such annual meeting and no later than the later of (i) the 90th day prior to such annual meeting and (ii) the close of business on the tenth calendar day following the day on which public disclosure of the date of such annual meeting was first made. If the stockholder fails to give notice by these dates, then the persons named as proxies in the proxies solicited by the Board for the 2027 annual meeting of stockholders may exercise discretionary voting power regarding any such proposal. Stockholders are advised to review our Bylaws, which also specify requirements as to the form and content of a stockholder’s notice. In addition to satisfying the requirements under our Bylaws, stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide us notice that sets forth the information required by Rule 14a-19 of the Exchange Act.

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OTHER BUSINESS

The Board knows of no matter other than those described herein that will be presented for consideration at the Special Meeting. However, should any other matters properly come before the Special Meeting or any adjournments or postponements thereof, it is the intention of the person(s) named in the accompanying proxy to vote in accordance with their best judgment in the interest of the Company and its stockholders.

MISCELLANEOUS

The Company will bear all costs incurred in the solicitation of proxies. In addition to solicitation by mail, our officers and employees may solicit proxies by telephone, the Internet or personally, without additional compensation. We may also make arrangements with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of shares of our Common Stock held of record by such persons, and we may reimburse such brokerage houses and other custodians, nominees and fiduciaries for their out-of-pocket expenses incurred in connection therewith. We have not engaged a proxy solicitor.

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. The Company and some brokers household proxy materials and may deliver a single proxy statement and/or Notice of Internet Availability of Proxy Materials to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or the Company that they or the Company will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate Notice of Internet Availability of Proxy Materials, please notify your broker if your shares are held in a brokerage account or the Company if you hold registered shares of capital stock. We will also deliver a separate copy of this Proxy Statement to any stockholder upon written request. Similarly, stockholders who have previously received multiple copies of disclosure documents may write to the address or call the phone number listed below to request delivery of a single copy of these materials in the future. You can notify the Company by sending a written request to Valion Bio, Inc., 1305 E. Houston Street, Bldg. 1, Suite 311, San Antonio, TX 78205, Attn: Secretary, by registered, certified or express mail or by calling the Company at (888) 276-6888.

26

AVAILABILITY OF ADDITIONAL INFORMATION

We file annual, quarterly and current reports, proxy statements, and other information with the SEC. The SEC maintains a website at http://www.sec.gov that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC.

We also make available on or through our website at https://valionbio.com/investors/, free of charge, our proxy statements, annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and all amendments to such reports filed pursuant to Section 13(a) or 15(d) of the Exchange Act as soon as reasonably practicable after filing.

By Order of the Board of Directors,

/s/ Melinda Lackey

Melinda Lackey

General Counsel, Senior Vice President, Legal Affairs

October 16, 2026

27

Appendix A

PROPOSED CERTIFICATE OF AMENDMENT

TO THE

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

VALION BIO, INC.

VALION BIO, INC. (the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of Delaware (the “DGCL”), hereby certifies as follows:

1. The name of the Corporation is Valion Bio, Inc. The Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on June 7, 2021, amended on August 31, 2021, amended and restated on November 12, 2021, amended on August 21, 2023, amended on March 7, 2025, amended on April 28, 2026, and amended on August 31, 2026 (as amended and restated, the “Certificate of Incorporation”).

2. Section A of Article FOURTH of the Certificate of Incorporation of the Corporation is hereby amended by adding the following paragraph to the end of Section A of Article FOURTH:

“At the effective time of this Certificate of Amendment, each _____ issued and outstanding shares of Common Stock of the Corporation shall, automatically and without any further action on the part of the Corporation or the holder thereof, be combined and converted into one (1) validly issued, fully paid and non-assessable share of Common Stock of the Corporation, provided that in the event a stockholder would otherwise be entitled to a fraction of a share of Common Stock of the Corporation pursuant to the provisions of this Section A of Article FOURTH, such stockholder shall receive one whole share of Common Stock of the Corporation in lieu of such fractional share and no fractional shares shall be issued.”

3. This Certificate of Amendment was duly adopted in accordance with the provisions of Section 242 of the DGCL by the directors and stockholders of the Corporation.

4. This Certificate of Amendment shall become effective at 12:01 a.m. Eastern Time on _____, 202__.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment this __ day of ______, 202__.

By:	VALION BIO, INC.
Name:
Title:

28

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com** or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on November 11, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/VBIO2026SM2**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on November 11, 2026. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

T04394-S51592 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

VALION BIO, INC.

The Board of Directors recommends you vote FOR Proposals 1, 2 and 3.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice and Proxy Statement is available at www.proxyvote.com.

T04395-S51592

VALION BIO, INC.
2026 Special Meeting of Stockholders
November 12, 2026 11:00 AM Central Time
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Lisa Wolf and Melinda Lackey as proxies and attorney-in-fact with the power to appoint her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of VALION BIO, INC. that the stockholder(s) is/are entitled to vote at the 2026 Special Meeting of Stockholders to be held at 11:00 AM Central Time on November 12, 2026, virtually at www.virtualshareholdermeeting.com/VBIO2026SM2, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned. If no such direction is given, but this proxy is signed, this proxy will be voted FOR Proposals 1, 2 and 3, and in the discretion of the proxy with respect to such other business as may properly come before the meeting.

Continued and to be signed on reverse side